PIMCO ETF Trust

Supplement Dated October 27, 2017 to the

Actively Managed Exchange-Traded Funds Prospectus dated October 27, 2017,

as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Enhanced Low Duration Active Exchange-Traded Fund (the “Fund”)

Certain changes to the Prospectus were previously disclosed in a supplement dated August 25, 2017. Those changes are effective November 6, 2017.

The following changes to the Prospectus are effective immediately and until November 6, 2017.

Effective immediately and until November 6, 2017, the first sentence of the fourth paragraph in the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests primarily in investment grade debt securities, but may invest up to 5% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

In addition, effective immediately and until November 6, 2017, the following sentence is added after the fourth sentence of the fifth paragraph in the “Principal Investment Strategies” section of the Fund’s Fund Summary in the Prospectus:

The Fund may also invest up to 10% of its total assets in preferred securities, convertible securities and other equity-related securities.

In addition, effective immediately and until November 6, 2017, the following is added to the “Principal Risks” section of the Fund’s Fund Summary in the Prospectus:

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

In addition, effective immediately and until November 6, 2017, the third paragraph in the “Characteristics and Risks of Securities and Investment Techniques—Convertible and Equity Securities” section is deleted in its entirety and replaced with the following:

The PIMCO Enhanced Low Duration Active Exchange-Traded Fund and PIMCO Low Duration Investment-Grade Corporate Bond Active Exchange-Traded Fund, each may invest up to 10% of its total assets in preferred securities, convertible securities and other equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives.

Investors Should Retain This Supplement for Future Reference

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